VANGUARD
STAR PORTFOLIO

Annual Report - December 31, 1997


[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.



[PHOTO]                          [PHOTO]

JOHN J. BRENNAN                  JOHN C. BOGLE
Chairman                         President




CONTENTS

A Message To Our Shareholders ..................................  1
The Markets In Perspective  ....................................  5
Performance Summary ............................................  7
Portfolio Profile  .............................................  8
Financial Statements  .......................................... 10
Report Of Independent Accountants  ............................. 16

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


Vanguard STAR Portfolio flourished during 1997, providing a total return of +21.2% amid a continuing surge by the U.S. stock market and solid results from the bond and money markets. STAR's policy of holding a balanced portfolio of Vanguard funds, with 62.5% of assets in stock funds, 25% in bond funds, and 12.5% in a money market fund, limited our participation in the continuing bull market in stocks. In all, the final result was our third best since starting twelve full years ago-trailing only the +28.6% advance in 1995 and the +24.2% gain in 1991.

       As shown in the table at right, STAR's total return (capital change plus reinvested dividends) far exceeded the average return of a comparable portfolio made up of mutual funds weighted in accordance with our asset-allocation guidelines. Yet we fell short of a composite of unmanaged market indexes that represent the asset classes in which we invest: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Brothers Three-Month U.S. Treasury Bill Index.

---------------------------------------------------------
                                          TOTAL RETURNS
                                           YEAR ENDED
                                        DECEMBER 31, 1997
---------------------------------------------------------
Vanguard STAR Portfolio                      +21.2%
---------------------------------------------------------
Composite Fund Average*                      +17.9%
---------------------------------------------------------
STAR Composite Index*                        +23.6%
---------------------------------------------------------
S&P 500 Index                                +33.4%
Lehman Aggregate Bond Index                  + 9.7
Salomon Three-Month Treasury Index           + 5.3
---------------------------------------------------------

*The STAR Composite Index is weighted 62.5% S&P 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Three-Month Treasury Index. The Composite Fund Average is similarly weighted using the average general equity mutual fund, average fixed-income fund, and average money market fund, respectively.


       Our return is based on an increase in net asset value from $15.86 per share on December 31, 1996, to $17.38 per share on December 31, 1997, with the latter figure adjusted for dividends totaling $0.59 per share paid from net investment income and distributions totaling $1.20 per share paid from net realized capital gains. At year-end, our annualized yield was 3.4%.

THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, employment, and corporate earnings all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb, and the Index produced an astounding +33.4% return for the year.

       Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, but drifted lower throughout the year as inflation news got better, not worse. The 30-year Treasury's yield ended the year at 5.92%, 72 basis points below its level of 6.64% at the end of 1996. Mortgage-backed securities, such as GNMA obligations, which carry a yield premium because of the risk that homeowners will refinance mortgages when interest rates fall, generally performed well but lost ground late in the year as concern mounted that prepayments would rise. Overall during 1997, the Lehman Aggregate Bond Index, a good benchmark for the U.S. bond market, rose +9.7%.

       Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. The total return for the year on the Salomon Three-Month Treasury Bill Index was 5.25%. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a very slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been a precursor of a slowdown in the economy.

1997 PERFORMANCE OVERVIEW

For the Vanguard Funds held by STAR, returns generally followed the market segments in which they invest. Some of STAR's underlying funds performed exceptionally well. Vanguard/Windsor II, STAR's largest holding, earned +32.4% for the year--well above the +30.0% advance of the value component of the S&P 500 Index. Our other value holding, Vanguard/Windsor Fund, after getting caught in the fourth-quarter market downdraft, fell a disappointing 11 percentage points short of the S&P 500.

       Among the growth-oriented funds held by STAR, the lavish +36.8% return of Vanguard/PRIMECAP Fund outdistanced not only the S&P 500 Index but also the +36.5% gain of the Index's growth component. Vanguard/Morgan Growth Fund and Vanguard U.S. Growth Portfolio also turned in generous returns; but Vanguard Explorer Fund, like most small-capitalization funds, sharply lagged the overall market.

       STAR's bond funds, the GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securities Fund, provided excellent relative returns of +9.5% and +13.8%, respectively. While these gains may seem paltry next to the outsized advance by stocks, they were well in excess of those turned in by comparable GNMA and long-term bond mutual funds. As it does regularly, Vanguard Money Market Reserves-Prime Portfolio outpaced the average money market mutual fund. The accompanying table summarizes the twelve-month performance of the Vanguard Funds held by STAR.

------------------------------------------------------------------
                                                   TOTAL RETURNS
                                PERCENT OF          YEAR ENDED
VANGUARD PORTFOLIO              STAR ASSETS      DECEMBER 31, 1997
------------------------------------------------------------------
STOCK FUNDS
  Windsor II                         27.6%              +32.4%
  Windsor                            14.9               +22.0
  Explorer                            5.1               +14.6
  Morgan Growth                       5.1               +30.8
  PRIMECAP                            5.1               +36.8
  U.S. Growth                         5.0               +25.9
------------------------------------------------------------------
BOND FUNDS
  GNMA                               12.4%              + 9.5%
  Long-Term Corporate                12.4               +13.8
------------------------------------------------------------------
MONEY MARKET FUND
  Prime                              12.4%              + 5.4%
------------------------------------------------------------------
COMBINED                            100.0%              +21.2%
------------------------------------------------------------------


       On balance, the reduction in 1995 and 1996 of Windsor II's weighting from 42% of STAR's net assets to less than 30% worked against us in 1997, but we remain confident that the added diversification in equity holdings and the modest increase in exposure to growth-oriented funds are appropriate. We added two investment advisers during the year to the multiadviser format of Explorer Fund, which we believe will give us the opportunity to enhance that Fund's long-term performance relative to its benchmarks. Morgan Growth Fund, after a review of its returns under our multiadviser structure, will drop Husic Capital Management as an adviser by early February 1998. The assets that Husic had managed will be reallocated to two of the Fund's existing advisers, Vanguard Core Management Group and Franklin Portfolio Associates, both of which have done exemplary jobs for us.

LONG-TERM PERFORMANCE OVERVIEW

Over the past decade, the STAR Portfolio has performed extremely well, both in terms of its absolute return--an average of +14.1% per year--and in relation to competing mutual funds. We have also held our own relative to our benchmark composite index.

       The table below presents the returns earned by STAR and our key comparative standards since December 31, 1987, and shows how an initial investment of $10,000 in each would have grown over the decade, assuming reinvestment of income dividends and capital gains distributions. We stayed ahead of our balanced composite fund average by 1.7 percentage points a year, an edge that amounted over the decade to $5,320, or more than half of the initial $10,000 investment. This advantage derives largely from our bias toward value stocks, the skilled portfolio management of our underlying Vanguard Funds, and our trademark low costs.

       Of course, STAR bears no direct operating expenses, but STAR shareholders incur their share of the costs of operating the underlying Vanguard funds. Those funds had an average weighted expense ratio (operating expenses as a percentage of average net assets) of 0.36% during 1997. This was less than one-third of the 1.26% average expense ratio for the funds in the composite fund average. In all, this 90-basis-point advantage accounts for fully one-half of our decade-long margin over our peers. Clearly, cost matters.

       Even Vanguard can't claim a cost advantage over the composite market index, which exists only on paper and is subject to none of the administrative, operating, and investment management expenses that actual mutual funds incur. STAR's imputed annual expense ratio more than accounts for our -0.2% average annual shortfall against the STAR Composite Index during the past decade. Finally, we note that while the Index provides a fair comparative standard for STAR, it does not precisely reflect the policies followed by STAR and our actively managed counterparts. Even so, we will continue to strive to top this formidable standard. As should be expected for a balanced portfolio at a time when stocks markedly outperformed bonds and money market investments, we also lagged, by a greater margin, the all-stock S&P 500 Index. By way of background, the table at right also presents the ten-year return of this Index.

---------------------------------------------------------------
                                        TOTAL RETURNS
                              10 YEARS ENDED DECEMBER 31, 1997
                              ---------------------------------
                               AVERAGE        FINAL VALUE OF
                               ANNUAL            A $10,000
                                RATE        INITIAL INVESTMENT
---------------------------------------------------------------
Vanguard STAR Portfolio        +14.1%            $37,449
---------------------------------------------------------------
Composite Fund Average         +12.4%            $32,129
---------------------------------------------------------------
STAR Composite Index           +14.3%            $38,121
---------------------------------------------------------------
S&P 500 Index                  +18.1%            $52,567
---------------------------------------------------------------


       We stress that the returns earned by STAR and its comparative benchmarks during the past decade were unusually high. They encompass a ten-year period without a single severe downturn in the U.S. stock market and during which bond prices rose because of a general decline in interest rates. But there will surely be individual down years ahead, and we caution that returns from the STAR Portfolio, and from the stock and bond markets in general, will almost certainly be less generous over the next decade than during the one just past.

IN SUMMARY

While investors have every reason to be grateful for the recent bounty of the financial markets, they also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing in the financial markets. Make no mistake--the markets will from time to time demonstrate these risks.

       However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that includes not only stock funds, but also bond funds and money market funds. Indeed, this strategy is the idea behind our STAR Portfolio. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.


/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

January 20, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997



U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

       As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED DECEMBER 31, 1997
                                              ----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               33.4%        31.2%         20.3%
   Russell 2000 Index                          22.4         22.3          16.4
   MSCI EAFE Index                              2.1          6.6          11.7
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  9.7%        10.4%          7.5%
   Lehman 10-Year Municipal Bond Index          9.2         10.2           7.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  5.3          5.4           4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         1.7%         2.5%          2.6%
--------------------------------------------------------------------------------

       The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

       The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

       The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PERFORMANCE SUMMARY
STAR Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MARCH 29, 1985-DECEMBER 31, 1997
-----------------------------------------------------------
                     STAR PORTFOLIO              COMPOSITE*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1985           14.5%       0.5%        15.0%        15.1%
1986            5.5        8.4         13.9         12.6
1987           -5.5        7.2          1.7          3.1
1988           11.7        7.3         19.0         11.8
1989           11.8        7.0         18.8         18.0
1990           -9.6        6.0         -3.6         -1.6
1991           18.1        6.1         24.2         26.9
1992            6.3        4.2         10.5          8.0
1993            7.1        3.8         10.9         10.6
1994           -4.1        3.9         -0.2         -1.2
1995           23.7        4.9         28.6         23.3
1996           12.0        4.1         16.1         13.6
1997           17.3        3.9         21.2         17.9


* 62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund. See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
-------------------------------------------------------------------
                                               STAR
                STAR           COMPOSITE     COMPOSITE    S&P 500
              PORTFOLIO      FUND AVERAGE     INDEX      INDEX
-------------------------------------------------------------------

1987  12        10000            10000       10000       10000
1988  03        10770            10598       10470       10569
1988  06        11423            11012       10955       11273
1988  09        11727            11034       11059       11312
1988  12        11904            11183       11317       11661
1989  03        12557            11705       11883       12488
1989  06        13434            12436       12809       13590
1989  09        14214            13202       13731       15045
1989  12        14141            13192       14073       15356
1990  03        13801            12986       13820       14894
1990  06        14188            13599       14532       15831
1990  09        12669            12284       13329       13655
1990  12        13630            12980       14274       14879
1991  03        15306            14542       15683       17040
1991  06        15294            14574       15757       17001
1991  09        16078            15461       16537       17910
1991  12        16925            16496       17653       19412
1992  03        16980            16498       17341       18922
1992  06        17516            16384       17744       19282
1992  09        18043            16851       18306       19890
1992  12        18703            17809       18909       20891
1993  03        19574            18372       19638       21803
1993  06        19826            18650       19848       21910
1993  09        20609            19391       20318       22476
1993  12        20739            19703       20635       22997
1994  03        20105            19205       20021       22125
1994  06        20317            18842       20049       22218
1994  09        20790            19609       20720       23304
1994  12        20695            19470       20775       23300
1995  03        22222            20566       22331       25569
1995  06        23919            21974       24037       28010
1995  09        25523            23322       25387       30236
1995  12        26622            24006       26656       32056
1996  03        27560            24818       27467       33777
1996  06        28235            25631       28318       35293
1996  09        29099            26245       29057       36384
1996  12        30911            27282       30837       39416
1997  03        31125            26972       31375       40473
1997  06        34263            29804       35089       47539
1997  09        36912            32271       37105       51099
1997  12        37449            32129       38121       52567
-------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1997
                                               ---------------------------------    FINAL VALUE OF A
                                               1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
STAR Portfolio                                  21.15%      14.90%        14.12%       $37,449
Composite Fund Average*                         17.92       12.55         12.38         32,129
STAR Composite Index**                          23.62       15.05         14.32         38,121
S&P 500 Index                                   33.36       20.27         18.05         52,567
-----------------------------------------------------------------------------------------------------


* 62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund.

** 62.5% S&P 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Three-Month Treasury Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL     INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
STAR Portfolio                                   3/29/1985      21.15%      14.90%         8.99%       5.13%       14.12%
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
STAR Portfolio



This Profile presents key characteristics of the Portfolio as of December 31, 1997, including its allocations to various asset classes and to underlying Vanguard Funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 3.4%
Expense Ratio                                           0%
Average Weighted Expense Ratio*                      0.36%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
------------------------------------------
STOCKS        63%
BONDS         25%
CASH          12%

VOLATILITY MEASURES
----------------------------------------------------------
                                      STAR         S&P 500
----------------------------------------------------------
R-Squared                             0.91           1.00
Beta                                  0.58           1.00
----------------------------------------------------------



PORTFOLIO ALLOCATION TO FUNDS
-------------------------------------------------------
Vanguard/Windsor II                               27.6%
Vanguard/Windsor Fund                             14.9
Vanguard Explorer Fund                             5.1
Vanguard/Morgan Growth Fund                        5.1
Vanguard/PRIMECAP Fund                             5.1
Vanguard U.S. Growth Portfolio                     5.0
Vanguard Fixed Income Securities Fund-
  GNMA Portfolio                                  12.4
  Long-Term Corporate Portfolio                   12.4
Vanguard Money Market Reserves-
  Prime Portfolio-Investor Shares                 12.4
-------------------------------------------------------
Total                                            100.0%

[GRAPH]

[GRAPH]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of the Portfolio's net assets invested in money market fund shares or in "cash equivalents"--highly liquid, short-term, interest-bearing instruments.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

PORTFOLIO ALLOCATION BY ASSET CLASS. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PORTFOLIO ALLOCATION TO FUNDS. This table shows the distribution of a portfolio's assets in underlying Vanguard funds.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
December 31, 1997



STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                  VALUE*
STAR PORTFOLIO                                                                                       SHARES        (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.2%)
------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (63.0%)
Vanguard/Windsor II                                                                              71,055,143   $2,033,598
Vanguard/Windsor Fund                                                                            64,873,690    1,101,555
Vanguard Explorer Fund                                                                            6,832,387      377,831
Vanguard/Morgan Growth Fund                                                                      21,297,464      373,558
Vanguard/PRIMECAP Fund                                                                            9,437,736      373,451
Vanguard U.S. Growth Portfolio                                                                   12,925,823      370,971
                                                                                                             -----------
                                                                                                               4,630,964
                                                                                                             -----------
BOND FUNDS (24.8%)
Vanguard Fixed Income Securities Fund-GNMA Portfolio                                             87,600,853      913,677
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio                              98,378,277      910,983
                                                                                                             -----------
                                                                                                               1,824,660
                                                                                                             -----------
MONEY MARKET FUND (12.4%)
Vanguard Money Market Reserves-Prime Portfolio-Investor Shares                                  911,733,409      911,733
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $5,758,223)                                                                                            7,367,357
------------------------------------------------------------------------------------------------------------------------


                                                                                                        FACE
                                                                                                      AMOUNT
                                                                                                       (000)
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   6.54%, 1/2/1998
   (COST $4,132)                                                                                     $4,132        4,132
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $5,762,355)                                                                                           7,371,489
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                                                                                                                    VALUE*
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                   $   21,625
Liabilities                                                                                                       (37,735)
                                                                                                              ------------
                                                                                                                  (16,110)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 423,326,382 shares of beneficial interest
   (unlimited authorization--no par value)                                                                     $7,355,379
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $17.38
==========================================================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $5,747,708        $13.58
 Overdistributed Net Investment Income                                                                  (87)           --
 Overdistributed Net Realized Gains                                                                  (1,376)           --
 Unrealized Appreciation--Note D                                                                  1,609,134          3.80
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $7,355,379        $17.38
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows the Portfolio's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------
                                                                                                          STAR PORTFOLIO
                                                                                            YEAR ENDED DECEMBER 31, 1997
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                                                                            $   229,432
    Interest                                                                                                          46
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                                                    229,478
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Capital Gain Distributions Received                                                                          410,724
    Investment Securities Sold                                                                                    53,774
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                464,498
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                        571,126
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $1,265,102
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                   STAR PORTFOLIO
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         -------------------------------
                                                                                               1997                1996
                                                                                              (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $   229,478         $   197,636
    Realized Net Gain                                                                       464,498             336,819
    Change in Unrealized Appreciation (Depreciation)                                        571,126             273,268
                                                                                      ----------------------------------
        Net Increase in Net Assets Resulting from Operations                              1,265,102             807,723
                                                                                      ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                  (226,950)           (199,884)
    Realized Capital Gain                                                                  (466,547)           (335,282)
                                                                                      ----------------------------------
        Total Distributions                                                                (693,497)           (535,166)
                                                                                      ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                  954,494             801,072
    Issued in Lieu of Cash Distributions                                                    678,488             525,118
    Redeemed                                                                               (712,635)           (577,160)
                                                                                      ----------------------------------
        Net Increase from Capital Share Transactions                                        920,347             749,030
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                        1,491,952           1,021,587
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     5,863,427           4,841,840
                                                                                      ----------------------------------
    End of Year                                                                          $7,355,379          $5,863,427
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   55,184              50,780
    Issued in Lieu of Cash Distributions                                                     39,523              33,115
    Redeemed                                                                                (41,066)            (36,430)
                                                                                      ----------------------------------
        Net Increase in Shares Outstanding                                                   53,641              47,465
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the Portfolio pays no direct expenses; the Portfolio's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; the extent to which the Portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    STAR PORTFOLIO
                                                                                YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $15.86       $15.03      $12.61        $13.41       $12.89
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .60          .58        .590           .53          .47
    Capital Gain Distributions Received                         1.06          .63        .435           .26          .36
    Net Realized and Unrealized Gain (Loss) on Investments      1.65         1.19       2.550          (.82)         .56
                                                              -----------------------------------------------------------
        Total from Investment Operations                        3.31         2.40       3.575          (.03)        1.39
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.59)        (.59)      (.590)         (.52)        (.47)
    Distributions from Realized Capital Gains                  (1.20)        (.98)      (.565)         (.25)        (.40)
                                                              -----------------------------------------------------------
        Total Distributions                                    (1.79)       (1.57)     (1.155)         (.77)        (.87)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $17.38       $15.86      $15.03        $12.61       $13.41
=========================================================================================================================

TOTAL RETURN                                                  21.15%       16.11%      28.64%        -0.21%       10.88%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $7,355       $5,863     $ 4,842       $ 3,766      $ 3,628
    Ratio of Expenses to Average Net Assets--Note B               0%           0%          0%            0%           0%
    Ratio of Net Investment Income to Average Net Assets       3.46%        3.71%       4.12%         4.01%        3.67%
    Portfolio Turnover Rate                                      15%          18%         13%            9%           3%
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Portfolio follows a balanced investment strategy by investing in selected Vanguard funds. The Portfolio invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in bond funds, and about 10% in a money market fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

      1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      4. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Portfolio. The special service agreement provides that Vanguard will reimburse the Portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolio. Accordingly, all expenses incurred by the Portfolio during the year ended December 31, 1997, were reimbursed by Vanguard. The Portfolio's Trustees and officers are also Directors and officers of Vanguard and the funds in which the Portfolio invests.

C. During the year ended December 31, 1997, the Portfolio purchased $1,542,574,000 of investment securities and sold $850,563,000 of investment securities other than money market fund and temporary cash investments.

D. At December 31, 1997, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,609,134,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and
Board of Trustees of
Vanguard STAR Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Portfolio (the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998


SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD STAR PORTFOLIO

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Portfolio designates $338,369,000 as capital gain dividends (from net long-term capital gains), which was distributed in December 1997. Of the $338,369,000 capital gain dividends, the Portfolio designates $161,026,000 as a 20% rate gain distribution.

       For corporate shareholders, 17.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.



OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.






 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
   the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)



Q560-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD
LIFESTRATEGY
PORTFOLIOS

Annual Report -- December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                          [PHOTO]

John C. Bogle                    John J. Brennan
Chairman                         President

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . .   1
THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . . .   6
PERFORMANCE SUMMARIES  . . . . . . . . . . . . . . . . . . . . . . .   8
PORTFOLIO PROFILES   . . . . . . . . . . . . . . . . . . . . . . . .  12
FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . .  17
REPORT OF INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . .  30

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Another dramatic advance by the U.S. stock market and solid performance by bonds led to excellent results for the four Vanguard LifeStrategy Portfolios during 1997. Returns ranged from +14.2% for the Income Portfolio (holding about 80% of its assets in bonds and cash reserves) to +22.3% for the Growth Portfolio (with about 80% of its assets in common stocks).

     The adjacent table shows the total return (capital change plus reinvested dividends) of each Portfolio for the twelve months ended December 31. Also shown are the results of the composite indexes that serve as benchmarks for the Portfolios. These composites are constructed from unmanaged indexes in proportions that match the target asset-class weightings of the respective Portfolios. Three Portfolios exceeded their targets and the fourth, our Growth Portfolio, matched its benchmark.


-----------------------------------------------------
                                     TOTAL RETURNS
                                       YEAR ENDED
                                   DECEMBER 31, 1997
-----------------------------------------------------
LIFESTRATEGY INCOME                       +14.2%
Income Composite Index*                   +13.0
-----------------------------------------------------
LIFESTRATEGY CONSERVATIVE GROWTH          +16.8%
Conservative Growth Composite Index*      +15.8
-----------------------------------------------------
LIFESTRATEGY MODERATE GROWTH              +19.8%
Moderate Growth Composite Index*          +19.5
-----------------------------------------------------
LIFESTRATEGY GROWTH                       +22.3%
Growth Composite Index*                   +22.3
-----------------------------------------------------

* Total returns for the composite indexes are derived by applying the Portfolio's target allocation to the results of the following benchmarks: for U.S.stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Total International Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Brothers Three-Month U.S. Treasury Bill Index.


     Detailed per-share figures, including net asset values at the beginning and end of the period, income dividends, and capital gains distributions, are presented along with each Portfolio's yield as of December 31, 1997, in the table on page 5. As you know, the LifeStrategy Portfolios are "funds of funds," which invest in up to five underlying Vanguard Funds; the value of each Portfolio's year-end holdings in those Funds is listed in the Financial Statements beginning on page 17.

THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, employment, and corporate earnings all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened the stock market's mood. After a sharp decline in October--the Wilshire 5000 Index tumbled -6.6% on October 27 alone--stocks resumed their climb. The Index, an excellent measure of the entire U.S. stock market, produced an astounding +31.3% return for the year. The large-capitalization-dominated Standard & Poor's 500 Composite Stock Price Index returned even more, a gain of +33.4%.

     Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, but drifted lower throughout the year as inflation news got better, not worse. The 30-year Treasury's yield ended the year at 5.92%, 72 basis points below its level of 6.64% at the end of 1996. Overall during 1997, the Lehman Aggregate Bond Index, a good benchmark for the U.S. bond market, rose +9.7%.

     Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when 1997 began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a very slim 0.57 percentage point on December 31. Such a "flattening" of the yield curve has more often than not been a precursor of a slowdown in the economy.

     The year started favorably for international stocks, but faltered as a series of currency crises began during the summer in Thailand, then spread to Indonesia, Malaysia, the Philippines, and South Korea. The MSCI Europe, Australasia, Far East Index, a widely used barometer of international stock market activity, ended the year up +13.9% in local currency terms, reduced to +2.1% for U.S. investors as the dollar continued to strengthen abroad. Gains in European stocks, which were up +23.7% overall in dollar terms, stood in stark contrast to negative returns (also in dollar terms) of -16.4% in emerging markets and -25.7% in the Pacific region. With emerging markets added to the EAFE Index, in proportion to their respective total market value, or capitalization, the MSCI Total International Index provided a return of -0.8% during 1997.

1997 PERFORMANCE OVERVIEW

The LifeStrategy Portfolios benefited from the U.S. stock market's extraordinary performance in proportion to their target equity allocations. We earned a return of +31.0% on our holdings of Vanguard Index Trust-Total Stock Market Portfolio, which makes up 5%, 20%, 35%, and 50%, respectively, of the Income, Conservative Growth, Moderate Growth, and Growth Portfolios. The Total Stock Market Portfolio's benchmark is the Wilshire 5000 Index. The LifeStrategy Portfolios also are exposed to U.S. stocks through their stake--an allocation of 25% each--in Vanguard Asset Allocation Fund, which may invest in any combination of stocks, long-term bonds, and cash reserves. The Asset
Allocation Fund's equity portion is invested in the stocks that make up the S&P 500 Index.

     The blend of each LifeStrategy Portfolio's investments depends, therefore, on two factors: its own target allocation and the stock/bond allocations of the Asset Allocation Fund. The target allocations, as shown in the following table, assume a 60% stock/40% bond position in the Asset Allocation Fund. However, the adviser of the Asset Allocation Fund can change its allocation periodically, which in turn may produce slight variations in the actual asset proportions of the LifeStrategy Portfolios. In 1997, these variations benefited LifeStrategy shareholders as the Asset Allocation Fund provided a +27.3% return, 1.3 percentage points above what would have been earned by a portfolio with a fixed allocation of 60% to the S&P 500 Index and 40% to long-term U.S. Treasury bonds.

     During the year, the Asset Allocation Fund's investment mix ran as high as 70% stocks, adding to our returns. By year-end, however, the stock portion had been reduced to 60% (with 30% bonds and 10% cash reserves). The following table shows the target and actual allocations of each LifeStrategy Portfolio at year-end.

TARGET AND ACTUAL ASSET ALLOCATIONS (DECEMBER 31, 1997)
---------------------------------------------------------------------------------------
                                STOCKS*               BONDS               RESERVES
                           ------------------------------------------------------------
LIFESTRATEGY PORTFOLIOS    TARGET     ACTUAL    TARGET     ACTUAL    TARGET      ACTUAL
--------------------------------------------    -----------------    ------------------
Income                      20%        20%       60%         57%      20%         23%
Conservative Growth         40         40        40          38       20          22
Moderate Growth             60         60        40          38        0           2
Growth                      80         80        20          18        0           2
---------------------------------------------------------------------------------------

* International stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Portfolios equal, respectively, 0%, 5%, 10%, and 15% of assets.

     For three LifeStrategy Portfolios--Conservative Growth, Moderate Growth, and Growth--the stock allocations shown in the table include international equity exposure through investments of 5%, 10%, and 15% of assets, respectively, in Vanguard Total International Portfolio. This international component came a cropper in 1997, as the Total International Portfolio had a return of -0.8%. While the returns from international equities have been very disappointing in recent years, especially in comparison to the booming U.S. stock market, we believe that a modest commitment to international stocks continues to make sense for the additional diversification they provide. We expect this component eventually to make a more positive contribution to our returns.

     The fixed-income components of the LifeStrategy Portfolios are Vanguard Bond Index Fund-Total Bond Market Portfolio and Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio, which earned +9.4% and +6.9%, respectively, in 1997. While these returns may seem paltry next to the outsized returns on stocks, they reflect our conservative mandate and closely parallel their segments of the bond market.

     Our LifeStrategy Portfolios also benefited from the low expense ratios (operating costs as a percentage of average net assets) of the underlying funds in which they invest. As you know, the Portfolios incur no direct expenses, instead bearing their share of the expenses of the underlying Funds. These expenses, which averaged approximately 0.29% of average assets in 1997, are by far the lowest among competing mutual funds. The expense ratio for the average of mutual funds that make up our composite benchmarks is about 1.27%.

     Low costs, combined with the value added through active management of the Asset Allocation Fund during the year, produced a significant advantage for each Portfolio versus its comparable mutual fund benchmark, as illustrated in the adjacent table.


----------------------------------------------------------------
                                       TOTAL RETURNS
                                YEAR ENDED DECEMBER 31, 1997
                           -------------------------------------
                           VANGUARD    MUTUAL FUND
LIFESTRATEGY PORTFOLIOS    PORTFOLIO   BENCHMARK*     DIFFERENCE
----------------------------------------------------------------
 Income                      +14.2%      +11.0%        +3.2%
 Conservative Growth         +16.8       +13.1         +3.7
 Moderate Growth             +19.8       +16.0         +3.8
 Growth                      +22.3       +18.1         +4.2
----------------------------------------------------------------

* Each benchmark is a blended composite that weights the returns of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy Portfolio.

LIFETIME PERFORMANCE OVERVIEW

In slightly more than three years of existence, the Vanguard LifeStrategy Portfolios have performed extremely well, in terms of both their absolute returns and their returns relative to competing mutual funds and our benchmark composite indexes.

     The following table presents the returns earned by our Portfolios since their inception on September 30, 1994, and shows how an initial investment of $10,000 in each Portfolio would have grown, assuming reinvestment of income dividends and capital gains distributions. It presents the same information for our key comparative standards: the composite mutual fund benchmarks and composite indexes appropriate to each LifeStrategy Portfolio. As the table shows, we have earned +3.0% to +3.4% more per year than the average competing fund. That advantage already has added up significantly. For example, an investment of $10,000 in the Growth Portfolio on September 30, 1994, would have grown to $18,218, compared with $16,617 for the average competitor.


-------------------------------------------------------------
                                      TOTAL RETURNS
                             SEP. 30, 1994 TO DEC. 31, 1997
                             --------------------------------
                              AVERAGE        FINAL VALUE OF
                               ANNUAL          A $10,000
                                RATE       INITIAL INVESTMENT
-------------------------------------------------------------
LIFESTRATEGY INCOME           +13.6%              $15,153
Mutual Fund Benchmark         +10.4                13,814
Income Composite Index        +12.1                14,506
-------------------------------------------------------------
LIFESTRATEGY CONSERVATIVE
  GROWTH                      +15.6%              $16,044
Mutual Fund Benchmark         +12.4                14,608
Conservative Growth
  Composite Index             +14.4                15,498
-------------------------------------------------------------
LIFESTRATEGY MODERATE
  GROWTH                      +18.0%              $17,150
Mutual Fund Benchmark         +15.0                15,754
Moderate Growth
  Composite Index             +17.6                16,964
-------------------------------------------------------------
LIFESTRATEGY GROWTH           +20.3%              $18,218
Mutual Fund Benchmark         +16.9                16,617
Growth Composite Index        +20.0                18,077
-------------------------------------------------------------

     An important portion of the incremental return we earn is derived from our low--indeed peerless--expense ratios. We have operated our Portfolios at an effective annual cost of 0.28% or 0.29% of average net assets. Our mutual fund benchmarks operate at a cost of 1.27%. Result: a contribution equal to one-third of our 3 percentage point margin. As mutual fund investors must come to realize, cost matters.

     As pleased as we are with the performance of the Portfolios, we caution that their returns are far higher than can be expected over the long haul. The Portfolios were, in retrospect, created at an ideal moment. The U.S. stock market has produced remarkable returns since our inception--the Wilshire 5000 Index has earned an annualized return of +26.6% during the 3 1/4 years since our start, while the bond market, as measured by the Lehman Aggregate Bond Index, has returned a very respectable +9.7% annually. These returns far exceeded long-term historical norms of +11.0% for stocks and +5.2% for bonds. Meanwhile, inflation during the Portfolios' existence has run at a very low annual rate of 2.4%.

     In this unbelievably favorable environment, the heavier a fund's exposure to stocks, the more it earned. This is what one expects over the long term, because higher returns have historically been the tradeoff for the greater risks associated with stocks. However, we note that those investors relatively new to mutual funds have yet to experience a serious or prolonged slump in stock prices. While we are not predicting such a downturn, we emphasize that stock prices can decline suddenly and steeply, just as they can make impressive gains.

IN SUMMARY

While investors have every reason to be grateful for the recent bounty of the financial markets, they also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing. Make no mistake--the markets will from time to time demonstrate these risks.

     The greatest risk, however, is failure to invest in the first place. We believe that market risks can be partially offset by holding a balanced portfolio that includes not only stock funds, but also bond funds and money market funds. Indeed, this strategy is the foundation of each of our LifeStrategy Portfolios. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.



/s/ JOHN C. BOGLE               /s/ JOHN J. BRENNAN

John C. Bogle                   John J. Brennan
Chairman of the Board           President

January 19, 1998

PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------
                        NET ASSET VALUE PER SHARE         12 MONTHS
                              DECEMBER 31,         --------------------------
                        ------------------------   INCOME      CAPITAL GAINS      SEC
LIFESTRATEGY PORTFOLIO        1996      1997      DIVIDENDS    DISTRIBUTIONS    YIELD*
---------------------------------------------------------------------------------------
Income                      $11.55   $12.43         $0.63           $0.10        5.44%
Conservative Growth          12.14    13.40          0.56            0.19        4.44
Moderate Growth              12.97    14.81          0.49            0.215       3.51
Growth                       13.68    16.04          0.38            0.29        2.47
---------------------------------------------------------------------------------------

 *30-day advertised yield net of expenses at month-end.

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

     As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.


------------------------------------------------------------------
                                      AVERAGE ANNUALIZED RETURNS
                                   PERIODS ENDED DECEMBER 31, 1997
                                   -------------------------------
                                       1 YEAR  3 YEARS   5 YEARS
------------------------------------------------------------------
EQUITY
  S&P 500 Index                        33.4%    31.2%    20.3%
  Russell 2000 Index                   22.4     22.3     16.4
  MSCI EAFE Index                       2.1      6.6     11.7
------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index           9.7%    10.4%     7.5%
  Lehman 10-Year Municipal Bond Index   9.2     10.2      7.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index           5.3      5.4      4.7
------------------------------------------------------------------
OTHER
  Consumer Price Index                  1.7%     2.5%     2.6%
------------------------------------------------------------------

     The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

     The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

     The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PERFORMANCE SUMMARY
Income Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1997
--------------------------------------------------------------
            INCOME PORTFOLIO    MUTUAL FUND
                                 BENCHMARK*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-------------------------------------------
1994      -1.2%    1.4%     0.2%   -0.2%
1995      17.7     5.3     23.0    16.0
1996       1.9     5.7      7.6     7.5
1997       8.5     5.7     14.2    11.0
-------------------------------------------

 * 60% average fixed-income fund, 20% average general equity fund, and 20% average money market fund. See Financial Highlights table on page 25 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1997
-------------------------------------------------------------------------------
               INCOME      MUTUAL FUND          INCOME         LEHMAN AGGREGATE
              PORTFOLIO     BENCHMARK       COMPSITE INDEX        BOND INDEX
-------------------------------------------------------------------------------
Sep 30, 94      10000          10000            10000              10000
1994    12      10020           9984            10034              10038
1995    03      10618          10393            10545              10544
1995    06      11354          10910            11157              11186
1995    09      11780          11249            11522              11405
1995    12      12324          11583            11960              11891
1996    03      12323          11676            11996              11681
1996    06      12476          11857            12174              11747
1996    09      12739          12098            12414              11965
1996    12      13266          12447            12843              12324
1997    03      13276          12412            12851              12255
1997    06      14088          13063            13591              12704
1997    09      14700          13649            14167              13126
1997    12      15153          13814            14506              13514
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31, 1997
                           --------------------------------      FINAL VALUE OF A
                               1 YEAR      SINCE INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------
Income Portfolio               14.23%            13.63%             $15,153
Mutual Fund Benchmark*         10.98             10.45               13,814
Income Composite Index**       12.95             12.12               14,506
Lehman Aggregate Bond Index     9.65              9.70               13,514
----------------------------------------------------------------------------------

  * 60% average fixed-income fund, 20% average general equity fund, and 20% average money market fund.

 ** 60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon
    Three-Month Treasury Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                          INCEPTION          ------------------------
                                             DATE    1 YEAR   CAPITAL   INCOME  TOTAL
-------------------------------------------------------------------------------------
Income Portfolio                          9/30/1994  14.23%    8.03%    5.60%   13.63%
-------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Conservative Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1997
--------------------------------------------------------------
     CONSERVATIVE GROWTH PORTFOLIO    MUTUAL FUND
                                       BENCHMARK*
FISCAL   CAPITAL   INCOME   TOTAL        TOTAL
YEAR     RETURN    RETURN  RETURN        RETURN
-------------------------------------------------
1994      -1.3%      1.4%     0.1%       -0.5%
1995      19.3       5.0     24.3        18.0
1996       5.6       4.8     10.4        10.0
1997      12.0       4.8     16.8        13.1
-------------------------------------------------

 * 40% average fixed-income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund.

See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
             CONSERVATIVE        MUTUAL FUND   CONSERVATIVE GROWTH   LEHMAN AGGREGATE       WILSHIRE
           GROWTH PORTFOLIO       BENCHMARK      COMPOSITE INDEX        BOND INDEX          500 INDEX
-----------------------------------------------------------------------------------------------------
Sep 30, 94      10000               10000            10000                10000               10000
1994    12      10010                9949            10011                10038                9923
1995    03      10618               10373            10566                10544               10819
1995    06      11371               10944            11202                11186               11829
1995    09      11897               11416            11702                11405               12910
1995    12      12447               11738            12158                11891               13540
1996    03      12617               11977            12358                11681               14300
1996    06      12854               12256            12621                11747               14930
1996    09      13137               12503            12878                11965               15353
1996    12      13736               12913            13389                12324               16412
1997    03      13768               12853            13417                12255               16505
1997    06      14942               13805            14513                12704               19293
1997    09      15680               14587            15242                13126               21188
1997    12      16044               14608            15498                13514               21560
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 1997
                                  ----------------------------------     FINAL VALUE OF A
                                        1 YEAR      SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------
Conservative Growth Portfolio           16.81%       15.65%                   $16,044
Mutual Fund Benchmark*                  13.13        12.36                     14,608
Conservative Growth Composite Index**   15.75        14.42                     15,498
Lehman Aggregate Bond Index              9.65         9.70                     13,514
Wilshire 5000 Index                     31.35        26.65                     21,560
------------------------------------------------------------------------------------------

  * 40% average fixed-income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund.

 ** 40% Lehman Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon
    Three-Month Treasury Index, and 5% MSCI Total International Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                          INCEPTION          -------------------------
                                             DATE    1 YEAR   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
Conservative Growth Portfolio             9/30/1994  16.81%    10.73%   4.92%   15.65%
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Moderate Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1997
--------------------------------------------------------------
        MODERATE GROWTH PORTFOLIO       MUTUAL FUND
                                         BENCHMARK*
FISCAL   CAPITAL    INCOME    TOTAL        TOTAL
YEAR     RETURN     RETURN   RETURN        RETURN
---------------------------------------------------
1994       -2.1%      1.4%     -0.7%       -1.1%
1995       24.1       3.8      27.9        22.1
1996        9.0       3.7      12.7        12.5
1997       15.9       3.9      19.8        16.0
---------------------------------------------------

 * 50% average general equity fund, 40% average fixed-income fund, and 10% average international fund.

See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------
               MODERATE GROWTH      MUTUAL FUND       MODERATE GROWTH       LEHMAN AGGREGATE      WILSHIRE
                 PORTFOLIO           BENCHMARK        COMPOSITE INDEX          BOND INDEX         500 INDEX
-----------------------------------------------------------------------------------------------------------
Sep 30, 94        10000               10000                10000                10000               10000
1994    12         9930                9886                 9969                10038                9923
1995    03        10605               10378                10640                10544               10819
1995    06        11441               11079                11405                11186               11829
1995    09        12123               11705                12063                11405               12910
1995    12        12705               12069                12614                11891               13540
1996    03        12999               12414                12914                11681               14300
1996    06        13315               12786                13254                11747               14930
1996    09        13612               13060                13544                11965               15353
1996    12        14320               13579                14197                12324               16412
1997    03        14331               13453                14194                12255               16505
1997    06        15942               14802                15772                12704               19293
1997    09        16870               15872                16749                13126               21188
1997    12        17150               15754                16964                13514               21560
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 1997
                                   ----------------------------------  FINAL VALUE OF A
                                       1 YEAR        SINCE INCEPTION  $10,000 INVESTMENT
------------------------------------------------------------------------------------------
Moderate Growth Portfolio               19.77%             18.04%           $17,150
Mutual Fund Benchmark*                  16.02              15.00             15,754
Moderate Growth Composite Index**       19.49              17.65             16,964
Lehman Aggregate Bond Index              9.65               9.70             13,514
Wilshire 5000 Index                     31.35              26.65             21,560
------------------------------------------------------------------------------------------

  * 50% average general equity fund, 40% average fixed-income fund, and 10% average international fund.

 ** 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI
    Total International Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                          INCEPTION          -------------------------
                                             DATE    1 YEAR   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
Moderate Growth Portfolio                 9/30/1994  19.77%    14.08%   3.96%   18.04%
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1997
--------------------------------------------------------------
            GROWTH PORTFOLIO    MUTUAL FUND
                                 BENCHMARK*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-------------------------------------------
1994      -1.5%    1.4%    -0.1%   -1.5%
1995      26.0     3.2     29.2    24.1
1996      12.5     2.9     15.4    15.1
1997      19.4     2.9     22.3    18.1
-------------------------------------------

 * 65% average general equity fund, 20% average fixed-income fund, and 15% average international fund.

See Financial Highlights table on page 27 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1997
---------------------------------------------------------------------------------------
                                      MUTUAL FUND          GROWTH              WILSHIRE
               GROWTH PORTFOLIO        BENCHMARK       COMPOSITE INDEX        500 INDEX
---------------------------------------------------------------------------------------
Sep 30, 94           10000               10000              10000               10000
1994    12            9990                9850               9944                9923
1995    03           10684               10356              10658               10819
1995    06           11539               11111              11447               11829
1995    09           12311               11874              12245               12910
1995    12           12911               12224              12814               13540
1996    03           13381               12725              13295               14300
1996    06           13789               13205              13729               14930
1996    09           14105               13481              14033               15353
1996    12           14901               14068              14782               16412
1997    03           14922               13910              14798               16505
1997    06           16970               15612              16812               19293
1997    09           18067               16923              17979               21188
1997    12           18218               16617              18077               21560
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31, 1997
                           ---------------------------------   FINAL VALUE OF A
                               1 YEAR      SINCE INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------
Growth Portfolio               22.26%            20.26%             $18,218
Mutual Fund Benchmark*         18.12             16.90               16,617
Growth Composite Index**       22.29             19.97               18,077
Wilshire 5000 Index            31.35             26.65               21,560
-----------------------------------------------------------------------------------

  * 65% average general equity fund, 20% average fixed-income fund, and 15% average international fund.

 ** 65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI
    Total International Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                          INCEPTION          ------------------------
                                             DATE    1 YEAR   CAPITAL   INCOME  TOTAL
-------------------------------------------------------------------------------------
Growth Portfolio                          9/30/1994  22.26%    17.03%   3.23%   20.26%
-------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Income Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, including its allocations to various asset classes and to underlying Vanguard portfolios. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                5.4%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.28%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------------
BONDS            57%
SHORT-TERM
RESERVES         23%
STOCKS           20%



VOLATILITY MEASURES
-----------------------------------------
                        INCOME
                     PORTFOLIO    S&P 500
-----------------------------------------
R-Squared                 0.66       1.00
Beta                      0.34       1.00

PORTFOLIO ALLOCATION TO FUNDS
--------------------------------------------------
Vanguard Asset Allocation Fund              25.2%
Vanguard Bond Index Fund-Total Bond
 Market Portfolio-Investor Shares           49.7
Vanguard Fixed Income Securities
 Fund-Short-Term Corporate Portfolio        20.0
Vanguard Index Trust-Total Stock
 Market Portfolio-Investor Shares            5.1
--------------------------------------------------
Total                                      100.0%

EQUITY INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard mutual funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

PORTFOLIO ALLOCATION BY ASSET CLASS. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PORTFOLIO ALLOCATION TO FUNDS. This table shows the distribution of a portfolio's investments in underlying Vanguard funds.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SHORT-TERM RESERVES. The percentage of a portfolio's net assets invested in short-term bond fund shares or in "cash equivalents"--highly liquid, short-term, interest-bearing instruments.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE
Conservative Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, including its allocations to various asset classes and to underlying Vanguard portfolios. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                4.4%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.29%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------------
STOCKS           40%
BONDS            38%
SHORT-TERM
RESERVES         22%

VOLATILITY MEASURES
-----------------------------------------
                 CONSERVATIVE
              GROWTH PORTFOLIO    S&P 500
-----------------------------------------
R-Squared                 0.89       1.00
Beta                      0.48       1.00

PORTFOLIO ALLOCATION TO FUNDS
-----------------------------------------------------
Vanguard Asset Allocation Fund                 24.9%
Vanguard Bond Index Fund-Total Bond
 Market Portfolio-Investor Shares              30.0
Vanguard Fixed Income Securities
 Fund-Short-Term Corporate Portfolio           19.9
Vanguard Index Trust-Total Stock
 Market Portfolio-Investor Shares              20.2
Vanguard Total International Portfolio          5.0
-----------------------------------------------------
Total                                         100.0%

EQUITY INVESTMENT FOCUS
-----------------------------------------

[GRPAH]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

PORTFOLIO PROFILE
Moderate Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, including its allocations to various asset classes and to underlying Vanguard portfolios. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                3.5%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.29%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------------
STOCKS           60%
BONDS            38%
SHORT-TERM
RESERVES          2%

VOLATILITY MEASURES
-----------------------------------------
                      MODERATE
              GROWTH PORTFOLIO    S&P 500
-----------------------------------------
R-Squared                 0.95       1.00
Beta                      0.63       1.00

PORTFOLIO ALLOCATION TO FUNDS
-----------------------------------------------------
Vanguard Asset Allocation Fund                  25.0%
Vanguard Bond Index Fund-Total Bond
 Market Portfolio-Investor Shares               30.1
Vanguard Index Trust-Total Stock
 Market Portfolio-Investor Shares               34.9
Vanguard Total International Portfolio          10.0
-----------------------------------------------------
Total                                          100.0%

EQUITY INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, including its allocations to various asset classes and to underlying Vanguard portfolios. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                2.5%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.29%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------------
STOCKS           80%
BONDS            18%
SHORT-TERM
RESERVES          2%

VOLATILITY MEASURES
-----------------------------------------
                       GROWTH
                     PORTFOLIO    S&P 500
-----------------------------------------
R-Squared                 0.95       1.00
Beta                      0.77       1.00

PORTFOLIO ALLOCATION TO FUNDS
----------------------------------------------------
Vanguard Asset Allocation Fund                 25.0%
Vanguard Bond Index Fund-Total Bond
 Market Portfolio-Investor Shares              10.1
Vanguard Index Trust-Total Stock
 Market Portfolio-Investor Shares              49.9
Vanguard Total International Portfolio         15.0
----------------------------------------------------
Total                                         100.0%

EQUITY INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
INCOME PORTFOLIO                                                                             SHARES         (000)
-----------------------------------------------------------------------------------------------------------------
NVESTMENT COMPANIES (99.4%)
-----------------------------------------------------------------------------------------------------------------
STOCK FUND (5.1%)
Vanguard Index Trust-Total Stock Market Portfolio-Investor Shares                           544,701     $ 12,332
                                                                                                       ----------
BALANCED FUND (25.1%)
Vanguard Asset Allocation Fund                                                            2,903,984       61,129
                                                                                                       ----------
BOND FUNDS (69.2%)
Vanguard Bond Index Fund-Total Bond Market Portfolio-Investor Shares                     11,939,517      120,470
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio-Investor Shares      4,480,446       48,433
                                                                                                       ----------
                                                                                                         168,903
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $225,076)                                                                                        242,364
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                FACE
                                                                                              AMOUNT
                                                                                               (000)
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.3%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.54%, 1/2/1998
  (COST $832)                                                                                  $832          832
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $225,908)                                                                                        243,196
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
INCOME PORTFOLIO                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------
Other Assets                                                                                         $     2,767
Liabilities                                                                                               (2,025)
                                                                                                      ----------
                                                                                                             742
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 19,620,603 shares of beneficial interest
  (unlimited authorization--no par value)                                                               $243,938
=================================================================================================================

NET ASSET VALUE PER SHARE                                                                                 $12.43
=================================================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT          PER
                                                                                               (000)        SHARE
-----------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                            $226,714       $11.56
Undistributed Net Investment Income                                                              52           --
Overdistributed Net Realized Gains                                                             (116)        (.01)
Unrealized Appreciation--Note D                                                              17,288          .88
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $243,938        $12.43
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
CONSERVATIVE GROWTH PORTFOLIO                                                                 SHARES        (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.7%)
-----------------------------------------------------------------------------------------------------------------
STOCK FUNDS (25.1%)
Vanguard Index Trust-Total Stock Market Portfolio-Investor Shares                         7,133,466     $161,501
Vanguard Total International Portfolio                                                    4,079,026       40,260
                                                                                                       ----------
                                                                                                         201,761
                                                                                                       ----------
BALANCED FUND (24.8%)
Vanguard Asset Allocation Fund                                                            9,464,071      199,219
                                                                                                       ----------
BOND FUNDS (49.8%)
Vanguard Bond Index Fund-Total Bond Market Portfolio-Investor Shares                     23,801,289      240,155
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio-Investor Shares     14,759,186      159,547
                                                                                                       ----------
                                                                                                         399,702
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $714,512)                                                                                        800,682
-----------------------------------------------------------------------------------------------------------------

                                                                                                FACE
                                                                                              AMOUNT
                                                                                               (000)
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.54%, 1/2/1998
  (COST $1,357)                                                                              $1,357        1,357
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $715,869)                                                                                        802,039
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-----------------------------------------------------------------------------------------------------------------
Other Assets                                                                                               8,680
Liabilities                                                                                               (7,770)
                                                                                                       ----------
                                                                                                             910
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 59,938,647 shares of beneficial interest
  (unlimited authorization--no par value)                                                               $802,949
=================================================================================================================

NET ASSET VALUE PER SHARE                                                                                 $13.40
=================================================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT          PER
                                                                                               (000)        SHARE
-----------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                            $716,738       $11.96
Undistributed Net Investment Income                                                             155           --
Overdistributed Net Realized Gains                                                             (114)          --
Unrealized Appreciation--Note                                                                86,170         1.44
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $802,949       $13.40
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
MODERATE GROWTH PORTFOLIO                                                                     SHARES        (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
-----------------------------------------------------------------------------------------------------------------
STOCK FUNDS (44.9%)
Vanguard Index Trust-Total Stock Market Portfolio-Investor Shares                        20,954,559   $  474,411
Vanguard Total International Portfolio                                                   13,694,180      135,162
                                                                                                       ----------
                                                                                                         609,573
                                                                                                       ----------
BALANCED FUND (24.9%)
Vanguard Asset Allocation Fund                                                           16,085,134      338,592
                                                                                                       ----------
BOND FUND (30.1%)
Vanguard Bond Index Fund-Total Bond Market Portfolio-Investor Shares                     40,522,654      408,874
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $1,171,750)                                                                                    1,357,039
-----------------------------------------------------------------------------------------------------------------

                                                                                                FACE
                                                                                              AMOUNT
                                                                                               (000)
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.54%, 1/2/1998
  (COST $984)                                                                                  $984          984
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $1,172,734)                                                                                    1,358,023
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Other Assets                                                                                              18,868
Liabilities                                                                                              (18,882)
                                                                                                       ----------
                                                                                                             (14)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 91,708,360 shares of beneficial interest
  (unlimited authorization--no par value)                                                             $1,358,009
=================================================================================================================

NET ASSET VALUE PER SHARE                                                                                 $14.81
=================================================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT          PER
                                                                                               (000)        SHARE
-----------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                          $1,173,123       $12.79
Overdistributed Net Investment Income                                                          (162)          --
Overdistributed Net Realized Gains                                                             (241)          --
Unrealized Appreciation--Note D                                                             185,289         2.02
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $1,358,009       $14.81
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
GROWTH PORTFOLIO                                                                              SHARES        (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
-----------------------------------------------------------------------------------------------------------------
STOCK FUNDS (64.9%)
Vanguard Index Trust-Total Stock Market Portfolio-Investor Shares                        26,124,077   $  591,449
Vanguard Total International Portfolio                                                   17,927,165      176,941
                                                                                                       ----------
                                                                                                         768,390
                                                                                                       ----------
BALANCED FUND (25.0%)
Vanguard Asset Allocation Fund                                                           14,037,258      295,484
                                                                                                       ----------
BOND FUND (10.0%)
Vanguard Bond Index Fund-Total Bond Market Portfolio-Investor Shares                     11,787,887      118,940
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $991,097)                                                                                      1,182,814
-----------------------------------------------------------------------------------------------------------------

                                                                                                FACE
                                                                                              AMOUNT
                                                                                               (000)
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.54%, 1/2/1998
  (COST $2,044)                                                                              $2,044        2,044
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $993,141)                                                                                      1,184,858
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------------------------------------------------------------------
Other Assets                                                                                              12,748
Liabilities                                                                                              (13,889)
                                                                                                       ----------
                                                                                                          (1,141)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 73,810,750 shares of beneficial interest
  (unlimited authorization--no par value)                                                             $1,183,717
=================================================================================================================

NET ASSET VALUE PER SHARE                                                                                 $16.04
=================================================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT          PER
                                                                                               (000)        SHARE
-----------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                          $  992,177       $13.44
Overdistributed Net Investment Income                                                           (63)          --
Overdistributed Net Realized Gains                                                             (114)          --
Unrealized Appreciation--Note D                                                             191,717         2.60
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $1,183,717       $16.04
=================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows each Portfolio's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------------------
                                                                 CONSERVATIVE      MODERATE
                                                          INCOME       GROWTH        GROWTH        GROWTH
                                                       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                       ---------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31, 1997
                                                       ---------------------------------------------------
                                                           (000)        (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                         $10,523      $28,898    $   40,526    $   25,556
   Interest                                                   18           59           109            92
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                             10,541       28,957        40,635        25,648
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Capital Gain Distributions Received                     2,815       10,671        20,534        19,998
   Investment Securities Sold                               (939)         464        (1,469)          380
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                          1,876       11,135        19,065        20,378
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES                12,899       56,446       133,867       129,235
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $25,316      $96,538      $193,567      $175,261
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------
                                                              INCOME             CONSERVATIVE GROWTH
                                                             PORTFOLIO                PORTFOLIO
                                                     ----------------------      ---------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------
                                                          1997         1996         1997         1996
                                                         (000)        (000)        (000)        (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                             $  10,541   $    7,881    $  28,957    $  16,809
   Realized Net Gain                                     1,876        2,615       11,135        7,187
   Change in Unrealized Appreciation
      (Depreciation)                                    12,899          110       56,446       12,584
                                                     -------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                      25,316       10,606       96,538       36,580
                                                     -------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (10,467)      (7,907)     (28,823)     (16,731)
   Realized Capital Gain                                (1,902)      (2,654)     (10,984)      (7,326)
                                                     -------------------------------------------------
      Total Distributions                              (12,369)     (10,561)     (39,807)     (24,057)
                                                     -------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                              130,219       90,016      382,488      297,016
   Issued in Lieu of Cash Distributions                 10,467        9,108       37,567       22,450
   Redeemed                                            (61,177)     (68,426)    (136,332)     (88,762)
                                                     -------------------------------------------------
      Net Increase from Capital
         Share Transactions                             79,509       30,698      283,723      230,704
------------------------------------------------------------------------------------------------------
   Total Increase                                       92,456       30,743      340,454      243,227
------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   151,482      120,739      462,495      219,268
                                                     -------------------------------------------------
   End of Year                                        $243,938     $151,482     $802,949     $462,495
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                               10,739        7,797       29,511       24,891
   Issued in Lieu of Cash Distributions                    859          790        2,855        1,858
   Redeemed                                             (5,091)      (5,937)     (10,535)      (7,409)
                                                     -------------------------------------------------
      Net Increase in Shares Outstanding                 6,507        2,650       21,831       19,340
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                              MODERATE                  GROWTH
                                                          GROWTH PORTFOLIO            PORTFOLIO
                                                     -------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------
                                                           1997         1996         1997         1996
                                                          (000)        (000)        (000)        (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                            $   40,635     $ 19,999   $   25,648     $ 13,739
   Realized Net Gain                                    19,065       11,128       20,378       10,306
   Change in Unrealized Appreciation
      (Depreciation)                                   133,867       31,082      129,235       40,378
                                                     -------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                     193,567       62,209      175,261       64,423
                                                     -------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (40,797)     (19,971)     (25,360)     (14,036)
   Realized Capital Gain                               (18,847)     (11,572)     (20,474)     (10,183)
                                                     -------------------------------------------------
      Total Distributions                              (59,644)     (31,543)     (45,834)     (24,219)
                                                     -------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                              535,843      651,410      516,946      420,869
   Issued in Lieu of Cash Distributions                 55,672       28,857       45,132       23,804
   Redeemed                                           (193,147)    (119,901)    (136,459)     (73,627)
                                                     -------------------------------------------------
      Net Increase from Capital
         Share Transactions                            398,368      560,366      425,619      371,046
------------------------------------------------------------------------------------------------------
   Total Increase                                      532,291      591,032      555,046      411,250
------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   825,718      234,686      628,671      217,421
                                                     -------------------------------------------------
   End of Year                                      $1,358,009     $825,718   $1,183,717     $628,671
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                               37,852       51,569       33,989       32,215
   Issued in Lieu of Cash Distributions                  3,820        2,225        2,860        1,737
   Redeemed                                            (13,628)      (9,501)      (9,004)      (5,575)
                                                     -------------------------------------------------
      Net Increase in Shares Outstanding                28,044       44,293       27,845       28,377
======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the Portfolio pays no direct expenses; its share of the expenses of the other funds in which it invests indirectly reduces the income received from them. The data in the table will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; the extent to which the Portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                            INCOME PORTFOLIO
                                                                         YEAR ENDED DECEMBER 31,
                                                                   --------------------------------   SEPT. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        1997         1996       1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.55       $11.54    $  9.88          $10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .63          .64        .49             .14
   Capital Gain Distributions Received                                 .15          .19        .09              --
   Net Realized and Unrealized Gain (Loss) on Investments              .83          .03       1.66            (.12)
                                                                    -----------------------------------------------
      Total from Investment Operations                                1.61          .86       2.24             .02
                                                                    -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.63)        (.64)      (.49)           (.14)
   Distributions from Realized Capital Gains                          (.10)        (.21)      (.09)            --
                                                                    -----------------------------------------------
      Total Distributions                                             (.73)        (.85)      (.58)           (.14)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $12.43       $11.55     $11.54         $  9.88
===================================================================================================================

TOTAL RETURN                                                        14.23%        7.65%     22.99%           0.20%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                               $244         $151       $121             $11
   Ratio of Expenses to Average Net Assets--Note B                      0%           0%         0%              0%
   Ratio of Net Investment Income to Average Net Assets              5.54%        5.66%      5.76%         7.31%**
   Portfolio Turnover Rate                                              6%          22%         4%              1%
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                              CONSERVATIVE GROWTH PORTFOLIO
                                                                         YEAR ENDED DECEMBER 31,
                                                                   --------------------------------   SEPT. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        1997       1996      1995      DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.14     $11.68     $9.89             $10.03
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .56        .53       .47                .14
   Capital Gain Distributions Received                                 .18        .20       .11                .01
   Net Realized and Unrealized Gain (Loss) on Investments             1.27        .46      1.80               (.14)
                                                                    -----------------------------------------------
      Total from Investment Operations                                2.01       1.19      2.38                .01
                                                                    -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.56)      (.53)     (.47)              (.14)
   Distributions from Realized Capital Gains                          (.19)      (.20)     (.12)              (.01)
                                                                    -----------------------------------------------
      Total Distributions                                             (.75)      (.73)     (.59)              (.15)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $13.40     $12.14    $11.68            $  9.89
===================================================================================================================

TOTAL RETURN                                                        16.81%     10.36%    24.35%              0.10%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                               $803       $462      $219                $41
   Ratio of Expenses to Average Net Assets--Note B                      0%         0%        0%                 0%
   Ratio of Net Investment Income to Average Net Assets              4.61%      4.86%     5.14%            7.07%**
   Portfolio Turnover Rate                                              1%         2%        1%                 0%
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                                MODERATE GROWTH PORTFOLIO
                                                                         YEAR ENDED DECEMBER 31,
                                                                   --------------------------------   SEPT. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        1997       1996      1995      DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.97     $12.11     $9.86             $10.08
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                              .490        .44       .36                .14
   Capital Gain Distributions Received                                .236        .22       .13                .01
   Net Realized and Unrealized Gain (Loss) on Investments            1.819        .87      2.25               (.22)
                                                                    -----------------------------------------------
      Total from Investment Operations                               2.545       1.53      2.74               (.07)
                                                                    -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                              (.490)      (.44)     (.36)              (.14)
   Distributions from Realized Capital Gains                         (.215)      (.23)     (.13)              (.01)
                                                                    -----------------------------------------------
      Total Distributions                                            (.705)      (.67)     (.49)              (.15)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $14.81     $12.97    $12.11            $  9.86
===================================================================================================================

TOTAL RETURN                                                        19.77%     12.71%    27.94%             -0.70%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                             $1,358       $826      $235                $35
   Ratio of Expenses to Average Net Assets--Note B                      0%         0%        0%                 0%
   Ratio of Net Investment Income to Average Net Assets              3.72%      3.98%     4.42%            7.10%**
   Portfolio Turnover Rate                                              2%         3%        1%                 0%
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH PORTFOLIO
                                                                         YEAR ENDED DECEMBER 31,
                                                                   --------------------------------   SEPT. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        1997       1996      1995      DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $13.68     $12.36     $9.93             $10.10
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .39        .34       .32                .13
   Capital Gain Distributions Received                                 .28        .24       .14                .02
   Net Realized and Unrealized Gain (Loss) on Investments             2.36       1.32      2.43               (.16)
                                                                    -----------------------------------------------
      Total from Investment Operations                                3.03       1.90      2.89               (.01)
                                                                    -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.38)      (.35)     (.31)              (.14)
   Distributions from Realized Capital Gains                          (.29)      (.23)     (.15)              (.02)
                                                                    -----------------------------------------------
      Total Distributions                                             (.67)      (.58)     (.46)              (.16)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $16.04     $13.68    $12.36            $  9.93
===================================================================================================================

TOTAL RETURN                                                        22.26%     15.41%    29.24%             -0.10%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                             $1,184       $629      $217                $38
   Ratio of Expenses to Average Net Assets--Note B                      0%         0%        0%                 0%
   Ratio of Net Investment Income to Average Net Assets              2.84%      3.18%     3.67%            7.06%**
   Portfolio Turnover Rate                                              1%         0%        1%                 1%
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Portfolios comprises the Income, Conservative Growth, Moderate Growth, and Growth Portfolios of Vanguard STAR Fund. Each Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each Portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.


A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

    1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    4. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.


B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Portfolios. The special service agreement provides that Vanguard will reimburse the Portfolios' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolios. Accordingly, all expenses incurred by the Portfolios during the year ended December 31, 1997, were reimbursed by Vanguard. The Portfolios' Trustees and officers are also Directors and officers of Vanguard and the funds in which the Portfolios invest.


C. During the year ended December 31, 1997, purchases and sales of investment securities were:

        --------------------------------------------------------------------
                                                            (000)
                                                  --------------------------
         PORTFOLIO                                PURCHASES           SALES
        --------------------------------------------------------------------
         Income                                   $ 90,231          $11,364
         Conservative Growth                       289,516            7,114
         Moderate Growth                           423,521           24,045
         Growth                                    430,232            5,142
        --------------------------------------------------------------------

D. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

        --------------------------------------------------------------------
                                                    (000)
                                --------------------------------------------
                                                                     NET
                                 APPRECIATED     DEPRECIATED     UNREALIZED
         PORTFOLIO                SECURITIES      SECURITIES     APPRECIATION
        --------------------------------------------------------------------
         Income                   $ 17,288             --         $ 17,288
         Conservative Growth        87,491        $(1,321)          86,170
         Moderate Growth           189,736         (4,447)         185,289
         Growth                    198,534         (6,817)         191,717
        --------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard STAR Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Income, Conservative Growth, Moderate Growth and Growth Portfolios (separate portfolios of Vanguard STAR Fund, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD LIFESTRATEGY PORTFOLIOS

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Income, Conservative Growth, Moderate Growth, and Growth Portfolios designate $651,000, $6,620,000, $10,569,000, and $12,237,000, respectively, as capital gain dividends (from net long-term capital gains), which were distributed in December 1997. Of these capital gain dividends, $651,000, $3,529,000, $6,997,000, and $7,011,000, respectively, are designated as 20%
rate gain distributions.

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

                   -----------------------------------------------
                   Income Portfolio                           4.3%
                   Conservative Growth Portfolio              9.1%
                   Moderate Growth Portfolio                 15.4%
                   Growth Portfolio                          25.0%
                   -----------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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Q880-12/1997

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